                                                                   Exhibit 10.14

EASYLINK 9996115L001 30MAR98 18:08/18:08EST
FROM:  62632992
       -(CRN:  137317)
TO:    9736259298

COMETS

CRN:  137317


                                  BAYWAY REFINING COMPANY
                      PETROLEUM PRODUCTS SALES AGREEMENT

SELLER:   BAYWAY REFINING COMPANY
          1400 PARK AVENUE
          LINDEN, NJ 07036

BUYER:    ABLE OIL COMPANY
          344 ROUTE #46
          ROCKAWAY, NJ 07866
          FAX:  1973 625-9298

ATTENTION:      TIMMOTHY HARRINGTON

1.  CONTRACT DATE:        MARCH 27, 1998
2.  CONTRACT NUMBER:   137317

QUANTITY:  6000 U.S. BARREL

3.  PRICE:
PRODUCT:     NO. 2 HEATING OIL-NON HWY-DYED
DELIVERY MONTH:  OCTOBER 01, 1998 TO MARCH 31, 1999

PRICE:
THE PRICE FROM 01-MAR-99 TO 31-MAR-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5400 USD PER GAL

THE PRICE FROM 01-FEB-99 TO 28-FEB-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5460 USD PER GAL

THE PRICE FROM 01-JAN-99 TO 31-JAN-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5440 USD PER GAL

THE PRICE FROM 01-DEC-98 TO 31-DEC-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5380 USD PER GAL

THE PRICE FROM 01-NOV-98 TO 30-NOV-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5300 USD PER GAL

THE PRICE FROM 01-OCT-98 TO 31-OCT-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5195 USD PER GAL

CONTRACT PRICES ARE VALID THROUGH THE LAST TICKET IN WHICH CONTRACT QUANTITY IS FULFILLED. ANY ADDITIONAL VOLUME WILL BE BILLED AT THE POSTED RACK PRICE. CONTRACT(S) IS TO BE LIFTED RATEABLY EACH MONTH.

4. TERM: THIS AGREEMENT WILL COMMENCE ON OCTOBER 01, 1998 AND END ON MARCH 31, 1999.

5.  DELIVERY:  FOB BAYWAY REINING COMPANY LINDEN, NJ (TOSCO).

IF, FOR ANY REASON, BUYER FAILS TO TAKE OR SCHEDULE DELIVERY OF ITS AGGREGATE MONTHLY LOADING QUANTITY, SELLER, AT ITS DISCRETION AND WITHOUT PREJUDICE TO ANY OTHER RIGHTS OR REMEDIES WHICH SELLER MAY HAVE, WILL BE ENTITLED TO INVOICE BUYER, AND BUYER WILL PAY, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, THE PRODUCT PRICE PER GALLON FOR THE QUANTITY NOT LIFTED.

6. SCHEDULING: DURING THE TERM OF ANY CONTRACT WITH SELLER, ALL BUYER'S LIFTINGS AT THE DESIGNATED TERMINAL OR TERMINALS SPECIFIED WILL BE INVOICED
AT THE CONTRACT PRICE UNTIL ALL CONTRACTS HAVE BEEN COMPLETED. IN THE EVENT THAT ONE OR MORE CONTRACT LIFTING PERIODS OVERLAP, THE CONTRACT WITH THE EARLIEST START DATE SPECIFIED IN THE TERM MUST BE COMPLETED FIRST. SHOULD TWO OR MORE CONTRACTS HAVE EXACTLY THE SAME PERIOD OF DELIVERY, THE CONTRACTS
MUST BE COMPLETED IN THE ORDER OF THE CONTRACT DATES.

BUYER MAY REQUEST THE ABILITY TO PURCHASE PRODUCT AT THE POSTED RACK PRICE FROM SELLER DURING THE TERM OF A CONTRACT. IF THE REQUEST IS GRANTED BY SELLER, BUYER AGREES TO INFORM SELLER 24 HOURS IN ADVANCE OF SPECIFIC POSTED RACK PURCHASES AND TO COMMUNICATE ACTUAL LIFTING INFORMATION TO SELLER IN ACCORDANCE WITH SELLER'S INSTRUCTIONS WHEN THE REQUEST IS GRANTED.

CONTRACTS MAY NOT BE SPLIT LOADED WITH ANOTHER CONTRACT OR POSTED RACK PRICE PURCHASE IN ANY CASE. ALL LIFTINGS WILL BE EFFECTED DURING THE NORMAL BUSINESS HOURS OF SELLER'S DESIGNATED TERMINAL OR TERMINALS OR AS OTHERWISE MUTUALLY AGREED UPON BY THE PARTIES.

7. PAYMENT: NET 10 CALENDAR DAYS FROM BILL OF LADING DATE (B/L = 1) VIA ELECTRONIC FUNDS TRANSFER (EFT)

8. MEASUREMENT AND INSPECTION: QUANTITY AND QUALITY WILL BE DETERMINED BY SELLER IN ACCORDANCE WITH INDUSTRY PRACTICE FOR THE PRODUCT. BUYER WILL HAVE THE RIGHT TO HAVE ITS OWN PERSONNEL OR INSPECTOR AVAILABLE TO WITNESS ANY SUCH DETERMINATION. ALL COSTS OF SUCH PERSONNEL OR INSPECTORS WILL BE BORNE BY BUYER.

9. TITLE AND RISK OF LOSS: TITLE AND RISK OF LOSS WILL PASS FROM SELLER TO BUYER AS THE PRODUCT PASSES THE LOADING ARM FLANGE OF SELLER'S DESIGNATED TERMINAL FACILITY.

10. WARRANTIES: EXCEPT FOR THE WARRANTY OF TITLE, NO WARRANTY, EXPRESSED OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE PRODUCT FOR ANY PARTICULAR PURPOSE OR OTHERWISE, IS MADE BY SELLER.

11. LIABILITIES: IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR SPECIFIC PERFORMANCE.

12. ASSIGNMENTS: NEITHER SELLER NOR BUYER MAY ASSIGN THE WHOLE OR ANY PART OF ITS RIGHTS AND OBLIGATIONS HEREUNDER DIRECTLY OR INDIRECTLY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY, PROVIDED, HOWEVER, THAT SELLER MAY ASSIGN ALL OR ANY OF ITS RIGHTS HEREUNDER TO ANY AFFILIATE COMPANY UPON GIVING NOTICE.

13. TAXES: BUYER WILL PAY SELLER THE AMOUNT OF ALL EXCISE, FEDERAL, STATE AND LOCAL GROSS RECEIPTS, IMPORT, MOTOR FUEL, SUPERFUND, COASTAL PROTECTION AND SPILL TAXES, AND ALL OTHER FEDERAL, STATE AND LOCAL TAXES HOWEVER DESIGNATED (OTHER THAN TAXES ON INCOME) PAID, OR INCURRED BY SELLER, DIRECTLY OR INDIRECTLY WITH RESPECT TO THE PRODUCT, ITS TRANSPORTATION OR STORAGE AND/OR ON THE VALUE THEREOF.

14. MATERIAL SAFETY DATA SHEETS: SELLER REPRESENTS THAT IT HAS PROVIDED OR WILL PROVIDE BUYER WITH AN APPROPRIATE MATERIAL SAFETY DATA SHEET (""MSDS""),

LABELS, AND ANY UPDATED INFORMATION FOR THE PRODUCT IN ACCORDANCE WITH THE APPLICABLE REQUIREMENTS OF THE OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION AT OR PRIOR TO THE TIME OF DELIVERY.

BUYER ACKNOWLEDGES RECEIPT OF SELLER'S MSDS AND ACKNOWLEDGES THE HAZARDS AND RISKS IN HANDLING AND USING THE PRODUCT. BUYER WILL READ THE MSDS AND ADVISE ITS EMPLOYEES, ITS AFFILIATES AND THIRD PARTIES WHO MAY PURCHASE OR COME IN CONTACT WITH THE PRODUCT, ABOUT THE HAZARDS OF THE PRODUCT, AS WELL AS THE PRECAUTIONARY PROCEDURES FOR HANDLING THE PRODUCT, WHICH ARE SET FORTH IN SUCH MSDS AND ANY SUPPLEMENTARY MSDS OR WRITTEN WARNINGS(S) WHICH SELLER MAY PROVIDE TO BUYER FROM TIME TO TIME.

15.  GOVERNMENTAL OR JUDICIAL ACTION:  IN THE EVENT THAT ANY ACTION OR
DECISION SHALL HAVE BEEN TAKEN OR STATUTE, RULE, REGULATION, ORDER OR DECREE ENACTED, PROMULGATED OR DEEMED APPLICABLE TO THE PURCHASE, SALE,
TRANSPORTATION OR STORAGE OF PRODUCT BY ANY FEDERAL, STATE OR LOCAL GOVERNMENT OR GOVERNMENTAL AGENCY OR INSTRUMENTALITY THAT MATERIALLY AND ADVERSELY
AFFECTS THE ABILITY OF SELLER TO CONTINUE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, SELLER WILL HAVE THE RIGHT IN ITS DISCRETION EITHER TO (I)
TERMINATE THIS AGREEMENT UPON THIRTY (30) DAYS NOTICE TO BUYER OR (II)
REQUEST AN INCREASE IN THE PRICE OF THE PRODUCT UNDER THIS AGREEMENT FOR THE DURATION OF THE TERM OF THIS AGREEMENT BY ADVISING BUYER OF THE NEW PRICE FOR THE BALANCE OF THE TERM. BUYER WILL HAVE THE RIGHT TO ACCEPT SUCH PRICE INCREASE OR TERMINATE THIS AGREEMENT BY NOTICE GIVEN TO SELLER WITHIN THIRTY
(30) DAYS AFTER RECEIPT OF SELLER'S PRICE INCREASE NOTICE.

16. COMPLIANCE WITH LAWS: BUYER WILL COMPLY WITH ALL LAWS AND REGULATIONS APPLICABLE TO THE RECEIPT AND STORAGE OF THE PRODUCT INCLUDING WITHOUT LIMITATION ANY APPLICABLE UNDERGROUND STORAGE TANK LAWS AND REGULATIONS.

17. CREDIT: IF BUYER EXCEEDS THE CREDIT LINE ESTABLISHED BY SELLER FROM TIME TO TIME, BUYER SHALL PREPAY THE EXCESS AMOUNT, OPEN A LETTER OF CREDIT IN FORM AND SUBSTANCE AND WITH A BANK ACCEPTABLE TO SELLER OR PROVIDE SELLER WITH SUCH OTHER COLLATERAL IN SUCH FORM AND AMOUNT AS MAY BE ACCEPTABLE TO SELLER.

18. LIQUIDATION: WITHOUT LIMITING ANY OTHER RIGHTS THAT MAY BE AVAILABLE TO THE SELLER IN THE EVENT THAT BUYER IS THE SUBJECT OF A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR PROCEEDING OR FAILS TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, SELLER SHALL HAVE THE RIGHT, EXERCISABLE IN ITS SOLE DISCRETION AND AT ANY TIME, TO LIQUIDATE THIS AND ANY OR ALL OTHER CONTRACTS (EXCEPT CONTRACTS COVERED BY A MASTER ENERGY PRICE SWAP AGREEMENT OR ANY OTHER MASTER AGREEMENT BETWEEN THE PARTIES TO THE AGREEMENT), THEN OUTSTANDING BETWEEN THE PARTIES (WHETHER THE SELLER IS THE SELLER OR BUYER THEREUNDER) BY DECLARING ANY OR ALL SUCH CONTRACTS TERMINATED (WHEREUPON THEY SHALL AUTOMATICALLY BE TERMINATED, EXCEPT FOR THE FOLLOWING PAYMENT OBLIGATION), CALCULATING THE DIFFERENCE, IF ANY, BETWEEN THE PRICE SPECIFIED THEREIN AND THE MARKET PRICE FOR THE RELEVANT COMMODITY AS DETERMINED BY THE SELLER AND AGGREGATING OR NETTING SUCH MARKET DAMAGES TO A SINGLE LIQUIDATED SETTLEMENT PAYMENT THAT WILL BE DUE AND PAYABLE UPON DEMAND THEREFORE.

19. GOVERNING LAW AND JURISDICTION: THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES) AND WITHOUT RECOURSE TO ARBITRATION. EACH PARTY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITUATED IN NEW YORK, NEW YORK AND TO SERVICE OF PROCESS BY CERTIFIED MAIL.

20.  FORCE MAJEURE:  SELLER WILL NOT BE LIABLE FOR DAMAGES OR OTHERWISE FOR

FAILURE OR DELAY IN PERFORMANCE OF ANY OBLIGATION HEREUNDER WHERE SUCH FAILURE OR DELAY IS CAUSED BY FORCE MAJEURE, BEING ANY EVENT, OCCURRENCE OR CIRCUMSTANCE REASONABLY BEYOND THE CONTROL OF SELLER, INCLUDING WITHOUT PREJUDICE TO THE GENERALITY OF THE FOREGOING, FAILURE OR DELAY CAUSED BY OR RESULTED FROM ACTS OF GOD, STRIKES, FIRES, FLOODS, WARS (WHETHER DECLARED OR UNDECLARED), RIOTS, DESTRUCTION OF THE PRODUCT DELAYS OF CARRIERS DUE TO BREAKDOWN OR ADVERSE WEATHER, EMBARGOES, ACCIDENTS, DISRUPTION OR BREAKDOWNS OF PRODUCTIONS OF REFINERY FACILITIES, OR PREVENT OR DELAY IN LOADING OR DISCHARGING OF TANK CARS DUE TO SUCH DISRUPTIONS OR BREAKDOWN, RESTRICTIONS IMPOSED BY ANY GOVERNMENTAL AUTHORITY (INCLUDING ALLOCATIONS, PRIORITIES, REQUISITION, QUOTAS AND PRICE CONTROLS).

THE TIME OF SELLER TO MAKE DELIVERY HEREUNDER SHALL BE EXTENDED DURING ANY PERIOD IN WHICH DELIVERY SHALL BE DELAYS OR PREVENTED BY REASON OF ANY OF THE FOREGOING CAUSES UP TO A TOTAL OF THIRTY (30) DAYS. IF ANY DELIVERY HEREUNDER SHALL BE SO DELAYED OR PREVENTED FOR MORE THAN THIRTY (30) DAYS SELLER MAY TERMINATE THIS AGREEMENT WITH RESPECT TO SUCH DELIVERY UPON WRITTEN NOTICE TO THE OTHER PARTY.

21. ADJUSTMENTS TO PLACEMENT COSTS: SELLER WILL HAVE THE RIGHT TO ADJUST THE PRICE AND/OR THE PLACEMENT DIFFERENTIAL(S) TO REFLECT ACTUAL INCREASES IN SELLER'S COST OF MAKING PRODUCT AVAILABLE. IN SUCH CASE, SELLER WILL PROVIDE APPROPRIATE DOCUMENTATION TO BUYER AS TO SUCH INCREASE.

22. SEVERABILITY: ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED, UNENFORCEABLE OR NOT AUTHORIZED IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION, UNENFORCEABILITY OR NON-AUTHORIZATION WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF OR AFFECTING THE VALIDITY, ENFORCEABILITY OR LEGALITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.

THIS AGREEMENT IS EXECUTED AS OF THE DATE FIRST HEREIN ABOVE WRITTEN.


ABLE OIL COMPANY:                      BAYWAY REFINING COMPANY
                                         A SUBSIDIARY OF TOSCO CORP:

BY:   /s/ Timothy Harrington
   ----------------------------

BY:                                    ROBERT J. LUBY
   ----------------------------

TITLE:                                 WHOLESALE MANAGER
      -------------------------


PLEASE SIGN AND FAX TO BOB LUBY AT (203) 977-1044

EASYLINK 2493151L001  18MAR98  12:54/12:54 EST
FROM: 62632992
      - (CRN: 135083)
TO:   9736259298

COMETS

CRN:  135083

                              BAYWAY FEFINING COMPANY
                    PETROLEUM PRODUCTS SALES AGREEMENT

SELLER:   BAYWAY REFINING COMPANY
          1400 PARK AVENUE
          LINDEN, NJ 07036

BUYER:    ABLE OIL COMPANY
          344 ROUTE #46
          ROCKAWAY, NJ 07866
          FAX:  1973 625-9298

ATTENTION:   TIMMOTHY HARRINGTON

1.   CONTRACT DATE:     MARCH 12, 1998
2.   CONTRACT NUMBER:   135083

QUANTITY:  5000 U.S. BARREL

3.   PRICE:
PRODUCT:          NO. 2 HEATING OIL-NON HYW-DYED
DELIVERY MONTH:   OCTOBER 01, 1998 TO MARCH 31, 1999

PRICE:
THE PRICE FROM 01-MAR-99 TO 31-MAR-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5070 USD PER GAL

THE PRICE FROM 01-FEB-99 TO 28-FEB-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5100 USD PER GAL

THE PRICE FROM 01-JAN-99 TO 31-JAN-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5080 USD PER GAL

THE PRICE FROM 01-DEC-98 TO 31-DEC-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5015 USD PER GAL

THE PRICE FROM 01-NOV-98 TO 30-NOV-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.4915 USD PER GAL

THE PRICE FROM 01-OCT-98 TO 31-OCT-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.4785 USD PER GAL

CONTRACT PRICES ARE VALID THROUGH THE LAST TICKET IN WHICH
CONTRACT QUANTITY IS FULFILLED. ANY ADDITIONAL VOLUME WILL BE BILLED AT THE POSTED RACK PRICE. CONTRACT(S) IS TO BE LIFTED RATEABLY EACH MONTH.

4.   TERM:      THIS AGREEMENT WILL COMMENCE ON OCTOBER 01, 1998 AND END ON
MARCH 31, 1999.

5.   DELIVERY:  FOB BAYWAY REFINING COMPANY LINDEN, NJ (TOSCO).

EASYLINK 2493151L001  18MAR98  12:54/12:54  EST
FROM:  62632992
       - (CRN: 135083)
TO:    9736259298

COMETS

CRN:  135083

                                 BAYWAY REFINING COMPANY
                      PETROLEUM PRODUCTS SALES AGREEMENT

SELLER:   BAYWAY REFINING COMPANY
          1400 PARK AVENUE
          LINDEN, NJ 07036

BUYER:    ABLE OIL COMPANY
          344 ROUTE #46
          ROCKAWAY, NJ 07866
          FAX:  1973 625-9298

ATTENTION:        TIMMOTHY HARRINGTON

1.   CONTRACT DATE:     MARCH 12, 1998

2.   CONTRACT NUMBER:   135083

QUANTITY:  6000 U.S. BARREL

3.   PRICE:
PRODUCT:   NO. 2 HEATING OIL-NON HWY-DYED
DELIVERY MONTH:   OCTOBER 01, 1998 TO MARCH 31, 1999

PRICE:
THE PRICE FROM 01-MAR-99 TO 31-MAR-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5070 USD PER GAL

THE PRICE FROM 01-FEB-99 TO 28-FEB-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5100 USD PER GAL

THE PRICE FROM 01-JAN-99 TO 31-JAN-99 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5080 USD PER GAL

THE PRICE FROM 01-DEC-98 TO 31-DEC-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.5015 USD PER GAL

THE PRICE FROM 01-NOV-98 TO 30-NOV-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.4915 USD PER GAL

THE PRICE FROM 01-OCT-98 TO 31-OCT-98 FOR 1000 BBL
HAS A FIXED PRICE OF 0.4785 USD PER GAL

CONTRACT PRICES ARE VALID THROUGH THE LAST TICKET IN WHICH CONTRACT QUANTITY IS FULFILLED. ANY ADDITIONAL VOLUME WILL BE BILLED AT THE POSTED RACK PRICE. CONTRACT(S) IS TO BE LIFTED RATEABLY EACH MONTH.

4.   TERM:   THIS AGREEMENT WILL COMMENCE ON OCTOBER 01, 1998 AND END ON
MARCH 31, 1999.

5.   DELIVERY:   FOB BAYWAY REFINING COMPANY LINDEN, NJ (TOSCO).

IF, FOR ANY REASON, BUYER FAILS TO TAKE OR SCHEDULE DELIVERY OF ITS AGGREGATE MONTHLY LOADING QUANTITY, SELLER, AT ITS DISCRETION AND WITHOUT PREJUDICE TO ANY OTHER RIGHTS OR REMEDIES WHICH SELLER MAY HAVE, WILL BE ENTITLED TO INVOICE BUYER, AND BUYER WILL PAY, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, THE PRODUCT PRICE PER GALLON FOR THE QUANTITY NOT LIFTED.

5. SCHEDULING: DURING THE TERM OF ANY CONTRACT WITH SELLER, ALL BUYER'S LIFTINGS AT THE DESIGNATED TERMINAL OR TERMINALS SPECIFIED WILL BE INVOICED AT THE CONTRACT PRICE UNTIL ALL CONTRACTS HAVE BEEN COMPLETED. IN THE EVENT THAT ONE OR MORE CONTRACT LIFTING PERIODS OVERLAP, THE CONTRACT WITH THE EARLIEST START DATE SPECIFIED IN THE TERM MUST BE COMPLETED FIRST. SHOULD TWO OR MORE CONTRACTS HAVE EXACTLY THE SAME PERIOD OF DELIVERY, THE CONTRACTS MUST BE COMPLETED IN THE ORDER OF THE CONTRACT DATES.

BUYER MAY REQUEST THE ABILITY TO PURCHASE PRODUCT AT THE POSTED RACK PRICE FROM SELLER DURING THE TERM OF A CONTRACT. IF THE REQUEST IS GRANTED BY SELLER, BUYER AGREES TO INFORM SELLER 24 HOURS IN ADVANCE OF SPECIFIC POSTED RACK PURCHASES AND TO COMMUNICATE ACTUAL LIFTING INFORMATION TO SELLER IN ACCORDANCE WITH SELLER'S INSTRUCTIONS WHEN THE REQUEST IS GRANTED.

CONTRACTS MAY NOT BE SPLIT LOADED WITH ANOTHER CONTRACT OR POSTED RACK PRICE PURCHASE IN ANY CASE. ALL LISTINGS WILL BE EFFECTED DURING THE NORMAL BUSINESS HOURS OF SELLER'S DESIGNATED TERMINAL OR TERMINALS OR AS OTHERWISE MUTUALLY AGREED UPON BY THE PARTIES.

7. PAYMENT: NET 10 CALENDAR DAYS FROM BILL OF LADING (B/L = 1) VIA ELECTRONIC FUNDS TRANSFER (EFT)

8. MEASUREMENT AND INSPECTION: QUANTITY AND QUALITY WILL BE DETERMINED BY SELLER IN ACCORDANCE WITH INDUSTRY PRACTICE FOR THE PRODUCT. BUYER WILL HAVE THE RIGHT TO HAVE ITS OWN PERSONNEL OR INSPECTOR AVAILABLE TO WITNESS ANY SUCH DETERMINATION. ALL COSTS OF SUCH PERSONNEL OR INSPECTORS WILL BE BORNE BY BUYER.

9. TITLE AND RISK OF LOSS: TITLE AND RISK OF LOSS WILL PASS FROM SELLER TO BUYER AS THE PRODUCT PASSES THE LOADING ARM FLANGE OF SELLER'S DESIGNATED TERMINAL FACILITY.

10. WARRANTIES: EXCEPT FOR THE WARRANTY OF TITLE, NO WARRANTY, EXPRESSED OR IMPLIED, OR MERCHANTABILITY, FITNESS OR SUITABILITY OF THE PRODUCT FOR ANY PARTICULAR PURPOSE OR OTHERWISE, IS MADE BY SELLER.

11. LIABILITIES: IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR SPECIFIC PERFORMANCE.

12. ASSIGNMENTS: NEITHER SELLER NOR BUYER MAY ASSIGN THE WHOLE OR ANY PART OF ITS RIGHTS AND OBLIGATIONS HEREUNDER DIRECTLY OR INDIRECTLY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY, PROVIDED, HOWEVER, THAT SELLER MAY ASSIGN ALL OR ANY OF ITS RIGHTS HEREUNDER TO ANY AFFILIATE COMPANY UPON GIVING NOTICE.

13. TAXES: BUYER WILL PAY SELLER THE AMOUNT OF ALL EXCISE, FEDERAL, STATE AND LOCAL GROSS RECEIPTS, IMPORT, MOTOR FUEL, SUPERFUND, COASTAL PROTECTION AND SPILL TAXES, AND ALL OTHER FEDERAL, STATE AND LOCAL TAXES HOWEVER DESIGNATED (OTHER THAN TAXES ON INCOME) PAID, OR INCURRED BY SELLER, DIRECTLY OR INDIRECTLY WITH RESPECT TO THE PRODUCT, ITS TRANSPORTATION OR STORAGE AND/OR ON THE VALUE THEREOF.

14. MATERIAL SAFETY DATA SHEETS: SELLER REPRESENTS THAT IT HAS PROVIDED OR WILL PROVIDE BUYER WITH AN APPROPRIATE MATERIAL SAFETY DATA SHEET (""MSDS""),

LABELS, AND ANY UPDATED INFORMATION FOR THE PRODUCT IN ACCORDANCE WITH THE APPLICABLE REQUIREMENTS OF THE OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION AT OR PRIOR TO THE TIME OF DELIVERY.

BUYER ACKNOWLEDGES RECEIPT OF SELLER'S MSDS AND ACKNOWLEDGES THE HAZARDS AND RISKS IN HANDLING AND USING THE PRODUCT. BUYER WILL READ THE MSDS AND ADVISE ITS EMPLOYEES, ITS AFFILIATES AND THIRD PARTIES WHO MAY PURCHASE OR COME IN CONTACT WITH THE PRODUCT, ABOUT THE HAZARDS OF THE PRODUCT, AS WELL AS THE PRECAUTIONARY PROCEDURES FOR HANDLING THE PRODUCT, WHICH ARE SET FOURTH IN SUCH MSDS AND ANY SUPPLEMENTARY MSDS OR WRITTEN WARNING(S) WHICH SELLER MAY PROVIDE TO BUYER FROM TIME TO TIME.

15. GOVERNMENTAL OR JUDICIAL ACTION: IN THE EVENT THAT ANY ACTION OR DECISION SHALL HAVE BEEN TAKEN OR STATUTE, RULE, REGULATION, ORDER OR DECREE ENACTED, PROMULGATED OR DEEMED APPLICABLE TO THE PURCHASE, SALE, TRANSPORTATION OR STORAGE OF PRODUCT BY ANY FEDERAL, STATE OR LOCAL GOVERNMENT OR GOVERNMENTAL AGENCY OR INSTRUMENTALITY THAT MATERIALLY AND ADVERSELY AFFECTS THE ABILITY OF SELLER TO CONTINUE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, SELLER WILL HAVE THE RIGHT IN ITS DISCRETION EITHER TO (I) TERMINATE THIS AGREEMENT UPON THIRTY (30)
DAYS NOTICE TO BUYER OR (II) REQUEST AN INCREASE IN THE PRICE OF THE PRODUCT UNDER THIS AGREEMENT FOR THE DURATION OF THE TERM OF THIS AGREEMENT BY ADVISING BUYER OF THE NEW PRICE FOR THE BALANCE OF THE TERM. BUYER WILL HAVE THE RIGHT TO ACCEPT SUCH PRICE INCREASE OR TERMINATE THIS AGREEMENT BY NOTICE GIVEN TO SELLER WITHIN THIRTY (30) DAYS AFTER RECEIPT OF SELLER'S PRICE INCREASE NOTICE.

16. COMPLIANCE WITH LAWS: BUYER WILL COMPLY WITH ALL LAWS AND REGULATIONS APPLICABLE TO THE RECEIPT AND STORAGE OF THE PRODUCT INCLUDING WITHOUT LIMITATION ANY APPLICABLE UNDERGROUND STORAGE TANK LAWS AND REGULATIONS.

17. CREDIT: IF BUYER EXCEEDS THE CREDIT LINE ESTABLISHED BY SELLER FROM TIME TO TIME, BUYER SHALL PREPAY THE EXCESS AMOUNT, OPEN A LETTER OF CREDIT IN FORM AND SUBSTANCE AND WITH A BANK ACCEPTABLE TO SELLER OR PROVIDE SELLER WITH SUCH OTHER COLLATERAL IN SUCH FORM AND AMOUNT AS MAY BE ACCEPTABLE TO SELLER.

18. LIQUIDATION: WITHOUT LIMITING ANY OTHER RIGHTS THAT MAY BE AVAILABLE TO THE SELLER IN THE EVENT THAT BUYER IS THE SUBJECT OF A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR PROCEEDING OR FAILS TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, SELLER SHALL HAVE THE RIGHT, EXERCISABLE IN ITS SOLE DISCRETION AND AT ANY TIME, TO LIQUIDATE THIS AND ANY OR ALL OTHER CONTRACTS (EXCEPT CONTRACTS COVERED BY A MASTER ENERGY PRICE SWAP AGREEMENT OR ANY OTHER MASTER AGREEMENT BETWEEN THE PARTIES TO THE AGREEMENT), THEN OUTSTANDING BETWEEN THE PARTIES (WHETHER THE SELLER IS THE SELLER OR THE BUYER THEREUNDER) BY DECLARING ANY OR ALL SUCH CONTRACTS TERMINATED (WHEREUPON THEY SHALL AUTOMATICALLY BE TERMINATED, EXCEPT FOR THE FOLLOWING PAYMENT OBLIGATION), CALCULATING THE DIFFERENCE, IF ANY, BETWEEN THE PRICE SPECIFIED THEREIN AND THE MARKET PRICE FOR THE RELEVANT COMMODITY AS DETERMINED BY THE SELLER AND AGGREGATING OR NETTING SUCH MARKET DAMAGES TO A SINGLE LIQUIDATED SETTLEMENT PAYMENT THAT WILL BE DUE AND PAYABLE UPON DEMAND THEREFORE.

19. GOVERNING LAW AND JURISDICTION: THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES) AND WITHOUT RECOURSE TO ARBITRATION. EACH PARTY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITUATED IN NEW YORK, NEW YORK AND TO SERVICE OF PROCESS BY CERTIFIED MAIL.

20.  FORCE MAJEURE:  SELLER WILL NOT BE LIABLE FOR DAMAGES OR OTHERWISE FOR

FAILURE OR DELAY IN PERFORMANCE OF ANY OBLIGATION HEREUNDER WHERE SUCH FAILURE OR DELAY IS CAUSED BY FORCE MAJEURE, BEING ANY EVENT, OCCURRENCE OR CIRCUMSTANCE REASONABLY BEYOND THE CONTROL OF SELLER, INCLUDING WITHOUT PREJUDICE TO THE GENERALITY OF THE FOREGOING, FAILURE OR DELAY CAUSED BY OR RESULTED FROM ACTS OF GOD, STRIKES, FIRES, FLOODS, WARS (WHETHER DECLARED OR UNDECLARED), RIOTS, DESTRUCTION OF THE PRODUCT DELAYS OF CARRIERS DUE TO BREAKDOWN OR ADVERSE WEATHER, EMBARGOES, ACCIDENTS, DISRUPTION OR BREAKDOWNS OF PRODUCTIONS OF REFINERY FACILITIES, OR PREVENT OR DELAY IN LOADING OR DISCHARGING OF TANK CARS DUE TO SUCH DISRUPTIONS OR BREAKDOWN, RESTRICTIONS IMPOSED BY ANY GOVERNMENTAL AUTHORITY (INCLUDING ALLOCATIONS, PRIORITIES, REQUISITION, QUOTAS AND PRICE CONTROLS).

THE TIME OF SELLER TO MAKE DELIVERY HEREUNDER SHALL BE EXTENDED DURING ANY PERIOD IN WHICH DELIVERY SHALL BE DELAYS OR PREVENTED BY REASON OF ANY OF THE FOREGOING CAUSES UP TO A TOTAL OF THIRTY (30) DAYS. IF ANY DELIVERY HEREUNDER SHALL BE SO DELAYED OR PREVENTED FOR MORE THAN THIRTY (30) DAYS SELLER MAY TERMINATE THIS AGREEMENT WITH RESPECT TO SUCH DELIVERY UPON WRITTEN NOTICE TO THE OTHER PARTY.

21. ADJUSTMENTS TO PLACEMENT COSTS: SELLER WILL HAVE THE RIGHT TO ADJUST THE PRICE AND/OR THE PLACEMENT DIFFERENTIAL(S) TO REFLECT ACTUAL INCREASES IN SELLER'S COST OF MAKING PRODUCT AVAILABLE. IN SUCH CASE, SELLER WILL PROVIDE APPROPRIATE DOCUMENTATION TO BUYER AS TO SUCH INCREASE.

22. SEVERABILITY: ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED, UNENFORCEABLE OR NOT AUTHORIZED IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION, UNENFORCEABILITY OR NON-AUTHORIZATION WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF OR AFFECTING THE VALIDITY, ENFORCEABILITY OR LEGALITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.

THIS AGREEMENT IS EXECUTED AS OF THE DATE FIRST HEREIN ABOVE WRITTEN.


ABLE OIL COMPANY:                      BAYWAY REFINING COMPANY
                                         A SUBSIDIARY OF TOSCO CORP:

BY:   /s/ Timothy Harrington
   ----------------------------

BY:     Timothy Harrington             ROBERT J. LUBY
   ----------------------------

TITLE:     President & CEO             WHOLESALE MANAGER
      -------------------------


PLEASE SIGN AND FAX TO BOB LUBY AT (203) 977-1044


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